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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 26, 2002


                   Household Mortgage Loan Trust 2002 - HC1

                          Household Mortgage Funding
                               Corporation III
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              (Exact name of registrant as specified in charter)


         Delaware                     333-89800-01         71-0888429
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(State or other                       (Commission          (IRS Employer
jurisdiction of incorporation)        File Number)         Identification No.)


               1111 Town Center Drive, Las Vegas, Nevada 89144
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             (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (702) 243-1579

Item 1.  Changes in Control of Registrant.  Not Applicable.
Item 2.  Acquisition or Disposition of Assets.  Not Applicable.
Item 3.  Bankruptcy or Receivership.  Not Applicable.
Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.
Item 5.  Other Events.

FILING OF FORM T-1

         On June 26, 2002, Household Mortgage Funding Corporation III (the "Company") is filing a Form T-1 to designate JPMorgan Chase Bank to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

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FILING OF COMPUTATIONAL MATERIALS

         It is expected that during July 2002, a series of notes, entitled Closed-End Mortgage Loan Asset Backed Notes, Series 2002-HC1 (the "Notes"), will be issued pursuant to a sale and servicing agreement, to be entered into by and among the Company, Household Finance Corporation, Household Mortgage Loan Trust 2002 - HC1 and U.S. Bank Trust National Association. The offering and sale of certain classes of the Notes (the "Underwritten Notes") will be registered under the Company's registration statement on Form S-3 (no. 333-89800) and sold to certain underwriters pursuant to an underwriting agreement to be entered into by and between the Company and Lehman Brothers.

         In connection with the expected sale of the Underwritten Notes, the underwriter has advised the Company that they have furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

Item 6.  Resignations of Registrant's Directors.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

EXHIBITS

25       Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

99.1 Copy of Computational Materials as provided by Lehman Brothers to the Company and distributed to potential investors on June 26, 2002.

Item 8.  Change in Fiscal Year.  Not Applicable.

Item 9.  Regulation FD Disclosure.  Not Applicable.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HOUSEHOLD MORTGAGE FUNDING CORPORATION III


                              By: /s/ P. D. Schwartz
                                 ------------------------------------------
                                     Patrick D. Schwartz
                                     Vice President and Assistant Secretary

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                                INDEX TO EXHIBITS


25       Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

99.1 Copy of Computational Materials as provided by Lehman Brothers to the Company and distributed to potential investors on June 26, 2002.